EXHIBIT 3i

                   ARTICLES OF INCORPORATION OF REGISTRANT --
              FILED AS EXHIBIT C TO THE PROXY STATEMENT/PROSPECTUS
                     INCLUDED IN THIS REGISTRATION STATEMENT

                                      R-16